UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.               )

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PSB Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 20, 2005

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of PSB Holdings, Inc. (the “Company”). The Company is the holding company of Putnam Savings Bank, and our common stock is traded on the Nasdaq National Market under the symbol “PSBH.”  The Annual Meeting will be held at the Laurel House, located at 8 Tracy Road, Dayville, Connecticut, at 11:00 a.m., Connecticut Time, on Friday, October 21, 2005.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, will be present to respond to any questions that stockholders may have.

The Annual Meeting is being held so that stockholders may consider the election of directors, the approval of the 2005 PSB Holdings, Inc. Stock-Based Incentive Plan, and the ratification of the appointment of Snyder & Haller, P.C. as the Company’s independent registered public accounting firm for fiscal year 2006. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends that you elect the three recommended nominees as directors and vote “FOR” each other matter to be considered at the Annual Meeting.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

Robert G. Cocks, Jr.
President and Chief Executive Officer

PSB Holdings, Inc.
40 Main Street
Putnam, Connecticut 06260
(860) 928-6501

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On October 21, 2005

Notice is hereby given that the Annual Meeting of Stockholders of PSB Holdings, Inc. (the “Company”) will be held at the Laurel House, located at 8 Tracy Road, Dayville, Connecticut, on Friday, October 21, 2005 at 11:00 a.m., Connecticut Time.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.                The election of three directors to the Board of Directors;

2.                The approval of the 2005 PSB Holdings, Inc. Stock-Based Incentive Plan;

3.                The ratification of the appointment of Snyder & Haller, P.C. as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2006; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 8, 2005, are the stockholders entitled to vote at the Annual Meeting, and at any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at 40 Main Street, Putnam, Connecticut, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

By Order of the Board of Directors

Barbara L. McGarry
Secretary
September 20, 2005

A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

PSB Holdings, Inc.
40 Main Street
Putnam, Connecticut 06260
(860) 928-6501

ANNUAL MEETING OF STOCKHOLDERS
October 21, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of PSB Holdings, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at the Laurel House, located at 8 Tracy Road, Dayville, Connecticut, on Friday, October 21, 2005, at 11:00 a.m., Connecticut Time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about September 20, 2005.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

A proxy may be revoked at any time prior to its exercise by sending written notice of revocation to the Secretary of the Company at the address shown above, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

VOTING PROCEDURES AND METHODS OF COUNTING VOTES

Holders of record of the Company’s common stock, par value $0.10 per share, as of the close of business on September 8, 2005 (the “Record Date”) are entitled to one vote for each share then held. As of the Record Date, the Company had 6,943,125 shares of common stock issued and outstanding, 3,729,846 of which were held by Putnam Bancorp, MHC (the “Mutual Holding Company”), and 3,213,279 of which were held by stockholders other than the Mutual Holding Company (“Minority Stockholders”). The presence in person or by proxy of a majority of the total number of shares of common stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies. However, the presence by proxy of the Mutual Holding Company’s shares will assure a quorum is present at the Annual Meeting.

In accordance with the provisions of the Company’s Charter, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. The Limit does not apply to shares of common stock held by the Mutual Holding Company.

As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote FOR the election of the three nominees proposed by the Board, or to WITHHOLD

AUTHORITY to vote for the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld.

As to the approval of the 2005 PSB Holdings, Inc. Stock-Based Incentive Plan (the “Incentive Plan”), by checking the appropriate box, a stockholder may: (i) vote FOR the approval of the Incentive Plan; (ii) vote AGAINST the approval of the Incentive Plan; or (iii) ABSTAIN from voting on the approval of the Incentive Plan. The approval of this matter requires the affirmative vote of a majority of the shares present and voting held by Minority Stockholders and by the affirmative vote of a majority of the total shares present and voting, in each case without regard to broker non-votes or proxies marked ABSTAIN.

As to the ratification of Snyder & Haller, P.C. as the Company’s independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on the ratification. The ratification of this matter shall be determined by a majority of the shares present and voting, without regard to broker non-votes or proxies marked ABSTAIN.

Management of the Company anticipates that the Mutual Holding Company, the majority stockholder of the Company, will vote all of its shares in favor of all the matters set forth above. If the Mutual Holding Company votes all of its shares in favor of the election of the three nominees proposed by the Board and in favor of the ratification of Snyder & Haller, P.C. as the Company’s independent auditors, the approval of each such proposal would be assured.

Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Board of Directors of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons and groups who beneficially own in excess of 5% of the common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the Company’s outstanding shares of common stock, and all directors and executive officers of the Company as a group.

	Amount of Shares
	Owned and Nature	Percent of Shares
	of Beneficial	of Common Stock
Name and Address of Beneficial Owners	Ownership(1)	Outstanding
Principal Stockholders:
Putnam Bancorp, MHC	3,729,846	53.7%
40 Main Street
Putnam, Connecticut 06260
Putnam Bancorp, MHC(2)	3,971,903	57.2%
and all Directors and Executive Officers as a group (10 persons)

(1)          For purposes of this table, a person is deemed to be the beneficial owner of shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose of or direct the disposition of shares. The table includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(2)          The Company’s executive officers and directors are also executive officers and directors of Putnam Bancorp, MHC. Excluding shares held by Putnam Bancorp, MHC, the Company’s executive officers and directors owned an aggregate of 242,057 shares, or 3.5% of the outstanding shares.

PROPOSAL 1—ELECTION OF DIRECTORS

The Company’s Board of Directors consists of nine members, and is divided into three classes, with one class of directors elected each year. Directors of the Company are generally elected to serve for a three-year period and until their respective successors have been elected and qualified. Three directors will be elected at the Annual Meeting, each to serve for a three-year period and until his or her successor has been elected and shall qualify. The Board of Directors has nominated Robert G. Cocks, Jr., Maurice P. Beaulac and Mary E. Patenaude for election as directors at the Annual Meeting.

The table below sets forth certain information as of September 8, 2005 regarding the composition of the Company’s Board of Directors, including the terms of office of Board members, and information regarding the executive officers of the Company and of Putnam Savings Bank, the Company’s principal operating subsidiary. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

Name(1)	Age(4)	Positions Held	Director Since(2)	Current Term to Expire	Shares of Common Stock Beneficially Owned on Record Date(3)		Percent of Class
NOMINEES
Robert G. Cocks, Jr.	60	President and Chief	2000	2005	29,198		0.4
		Executive Officer, Director
Maurice P. Beaulac	69	Director	1985	2005	25,000		0.4
Mary E. Patenaude	59	Director	1991	2005	12,950		0.2
DIRECTORS
Thomas A. Borner	50	Chairman of the Board	1987	2006	67,500		1.0
Richard A. Loomis	46	Director	2002	2006	20,009		0.3
Wilbur D. Neumann	60	Director	2003	2006	14,000		0.2
A. Leon Archambault	63	Director	1985	2007	18,100		0.3
Paul M. Kelly	54	Director	1993	2007	25,000		0.4
Charles H. Puffer	53	Director	1984	2007	25,000		0.4
All directors and executive officers as a group (10 persons)					242,057	(5)	3.5%

(1)           The mailing address for each person listed is 40 Main Street, Putnam, Connecticut 06260. Each of the persons listed is also a director of Putnam Bancorp, MHC, which owns the majority of the Company’s issued and outstanding shares of common stock.

(2)           Reflects initial appointment to the Board of Directors of the mutual predecessor to Putnam Savings Bank.

(3)           See definition of “beneficial ownership” in the table “Security Ownership of Certain Beneficial Owners.”

(4)           As of September 8, 2005.

(5)           Includes 634 shares of common stock allocated to the accounts of executive officers under Putnam Savings Bank’s ESOP. Under the terms of the ESOP, shares of common stock allocated to the accounts of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the ESOP trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares, unless its fiduciary duties require otherwise.

The principal occupation during the past five years of each director, nominee for director and executive officer of the Company is set forth below. All such persons have held their present positions for five years unless otherwise stated.

Directors

Thomas A. Borner is Chairman of the Board of the Company and of Putnam Savings Bank, and “of counsel” to the law firm of Borner Scola Hill Baruti Vancini & Smith, located in Putnam, Connecticut. During his tenure as Chairman of the Board of Putnam Savings Bank, Mr. Borner was also Interim Chief Executive Officer of Putnam Savings Bank from 1999 to 2000.

Robert G. Cocks, Jr. has been President and Chief Executive Officer of Putnam Savings Bank since 2000 and of the Company since its formation in 2004. Prior to his affiliation with Putnam Savings Bank and the Company, Mr. Cocks was Senior Vice President, Commercial Lending, of the Washington Trust Company, Westerly, Rhode Island.

A. Leon Archambault is the President and owner of J.A. Archambault & Son, Inc. an insurance agency located in Putnam, Connecticut.

Maurice P. Beaulac is retired. Mr. Beaulac was formerly with Beaulac’s Pharmacy, Inc., located in Thompson, Connecticut, where he served as President.

Paul M. Kelly is the Treasurer of Kelly’s Tire, Inc., an automotive tire retail business, located in Putnam, Connecticut.

Richard A. Loomis is the owner and operator of Loomis Real Estate located in Putnam, Connecticut.

Wilbur D. Neumann is Co-President of Shopper-Turnpike Corp., a publishing company, located in Putnam, Connecticut.

Mary E. Patenaude is the owner and sole proprietor of Pomfret Spirit Shoppe, located in Pomfret, Connecticut.

Charles H. Puffer is the owner and operator of Leschke-Puffer Insurance Agency, Inc. located in Putnam, Connecticut.

Executive Officer Who Is Not a Director

Robert J. Halloran, Jr. joined Putnam Savings Bank and the Company in 2004 and serves as Senior Vice President and Chief Financial Officer of Putnam Savings Bank and Vice President and Treasurer of the Company. Prior to joining Putnam Savings Bank and the Company, Mr. Halloran served as Chief Financial Officer of Commerce Bank & Trust Company.

Ownership Reports by Officers and Directors

The common stock of the Company is registered with the SEC pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Officers and directors of the Company and beneficial owners of greater than 10% of the Company’s common stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in the Company’s Proxy Statement or Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Company’s common stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company’s review of such ownership reports, the Company believes that no officer or director of the Company failed to timely file such ownership reports for the fiscal year ended June 30, 2005.

Board Independence

The Board of Directors has determined that, except for Messrs. Borner and Cocks, each member of the Board is an “independent director” within the meaning of the NASDAQ corporate governance listing standards. Mr. Borner is not considered independent because he serves as an executive chairman of the Company and of Putnam Savings Bank, and draws a salary from Putnam Savings Bank for such services. Mr. Cocks is not considered independent because he is an executive officer of the Company.

Meetings and Committees of the Board of Directors

General.   The business of the Company is conducted at regular and special meetings of the full Board and its standing committees. The standing committees include the Compensation Committee, the Nomination Committee and the Audit Committee. During the year ended June 30, 2005, the Board of Directors held four regular meetings and eight special meetings. No member of the Board or any committee thereof attended fewer than 75% of said meetings. Executive sessions of independent directors are held on a regularly scheduled basis.

Nomination Committee.   The Nomination Committee consists of directors Wilbur D. Neumann, Maurice P. Beaulac and Charles H. Puffer. Each member of the Nomination Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The Nomination Committee did not meet during the fiscal year ended June 30, 2005. Instead, the nominees to be voted upon at the Annual Meeting were selected by a majority of the independent directors of the Company and by the Board of Directors of the Company. The Board of Directors, by resolution, has addressed the nominations process in the Company’s Bylaws.

The functions of the Nomination Committee include the following:

•       to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

•       to review and monitor compliance with the requirements for board independence;

•       to review the committee structure and make recommendations to the Board regarding committee membership;

•       to develop and recommend to the Board for its approval a set of corporate governance guidelines; and

•       to develop and recommend to the Board for its approval a self-evaluation process for the Board and its committees.

The Nomination Committee intends to identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee may engage a third party to assist in the identification of director nominees. The Nomination Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•       has the highest personal and professional ethics and integrity and whose values are compatible with the Company’s;

•       has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•       is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•       is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

•       is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

•       has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

Finally, the Nomination Committee will take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ corporate governance listing standards, and if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether the individual qualifies as an audit committee financial expert.

Procedures for the Nomination of Directors by Stockholders.   The Nomination Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board, the Nomination Committee will consider candidates submitted by the Company’s stockholders. Stockholders can submit qualified names of candidates for director by writing to our Corporate Secretary, at 40 Main Street, Putnam, Connecticut 06260. The Corporate Secretary must receive a submission not less than five days prior to the date of the Annual Meeting. The submission must include the following information:

•       the name and address of the stockholder as they appear on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•       the name, age, address and contact information for the candidate, as well as a statement of the candidate’s occupation or employment; and

•       a written consent that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Submissions that are received and that meet the criteria outlined above are forwarded to the Chairman of the Nomination Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in this proxy statement under the heading “Stockholder Proposals.”

Stockholder Communications with the Board.   A stockholder of the Company who wishes to communicate with the Board or with any individual director may write to the Corporate Secretary of the Company, 40 Main Street, Putnam, Connecticut 06260, Attention:  Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•       forward the communication to the director or directors to whom it is addressed;

•       attempt to handle the inquiry directly, for example where it is a request for information about the Company or a stock-related matter; or

•       not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

The Audit Committee.   The Audit Committee consists of directors Paul M. Kelly, Maurice P. Beaulac and Richard A. Loomis. Each member of the Audit Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards and under SEC Rule 10A-3. The Board of Directors has determined that director Paul M. Kelly qualifies as an “audit committee financial expert” as that term is defined by the rules and regulations of the SEC. The duties and responsibilities of the Audit Committee include, among other things:

•       retaining, overseeing and evaluating a firm of independent certified public auditors to audit the Company’s annual financial statements;

•       in consultation with the independent auditors and the internal auditor, reviewing the integrity of the Company’s financial reporting processes, both internal and external;

•       approving the scope of the audit in advance;

•       reviewing the financial statements and the audit report with management and the independent auditors;

•       considering whether the provision by the external auditors of services not related to the annual audit and quarterly reviews is consistent with maintaining the auditor’s independence;

•       reviewing earnings and financial releases and quarterly reports filed with the SEC;

•       consulting with the internal audit staff and reviewing management’s administration of the system of internal accounting controls;

•       approving all engagements for audit and non-audit services by the independent auditors; and

•       reviewing the adequacy of the audit committee charter.

The Audit Committee met five times during the fiscal year ended June 30, 2005. The Audit Committee reports to the Board on its activities and findings. The Board of Directors has adopted a written charter for the Audit Committee, which is appended to this proxy statement as Appendix A and which is available at the Company’s website at www.putnamsavings.com.

Audit Committee Report

The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed “soliciting material,” filed with the

SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended.

The Audit Committee has prepared the following report for inclusion in this Proxy Statement:

As part of its ongoing activities, the Audit Committee has:

•       Reviewed and discussed with management the Company’s audited consolidated financial statements for the fiscal year ended June 30, 2005;

•       Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

•       Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence. In addition, the Audit Committee approved the appointment of Snyder & Haller, P.C. as the Company’s independent auditors for the fiscal year ending June 30, 2006, subject to the ratification of the appointment by the stockholders.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Paul M. Kelly
Maurice P. Beaulac
Richard A. Loomis

Code of Ethics

The Company has adopted a Code of Ethics that is applicable to the Company’s officers, directors and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on the Company’s website at www.putnamsavings.com. Amendments to and waivers from the Code of Ethics will also be disclosed on the Company’s website.

Compensation Committee Interlocks and Insider Participation

The independent directors of the Company, consisting of every director except for Messrs. Borner and Cocks, meet in executive session to determine the salaries to be paid each year to the officers of the Company.

Directors’ Compensation

The Company currently pays no fees for service on the Board of Directors or Board committees. Putnam Savings Bank pays each non-employee director an annual retainer of $8,000 and $300 for each board meeting that he/she attends. All non-employee Board committee members receive a fee of $150 for each committee meeting attended except that committee chairpersons receive a fee of $200 for each committee meeting attended. Mr. Borner, who serves as executive chairman of the board of each of the Company and Putnam Savings Bank, received a salary of $40,000 for such service in fiscal 2005. Putnam Savings Bank paid fees totaling $126,700 to directors for the fiscal year ended June 30, 2005.

Executive Compensation

The following table sets forth for the years ended June 30, 2005, 2004 and 2003, certain information as to the total remuneration paid by the Company to Mr. Cocks, the Company’s President and Chief Executive Officer, and Mr. Halloran, the Company’s Vice President and Treasurer. These are the only officers of the Company with cash based compensation in excess of $100,000 during the year ended June 30, 2005.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Fiscal Years Ended June 30,	Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)	Restricted Stock Award(s) ($)	Options/ SARs (#)	Payouts	All Other Compensation $(2)
Robert G. Cocks, Jr.,	2005	165,000	11,885	—	—	—	—	14,616
President and Chief	2004	155,000	20,440	—	—	—	—	13,927
Executive Officer	2003	145,000	20,590	—	—	—	—	11,980
Robert J. Halloran, Jr.,(3)	2005	102,448	7,307	—	—	—	—	1,148
Vice President and	2004	1,923	—	—	—	—	—	—
Treasurer

(1)             Putnam Savings Bank provides certain of its executive officers with non-cash benefits and perquisites. Management believes that the aggregate value of these benefits for fiscal 2005 did not, in the case of the named executive officers, exceed $50,000 or 10% of the aggregate salary and annual bonus reported for them in the Summary Compensation Table.

(2)             Consists of profit sharing plan contributions, 401(k) plan contributions, and life insurance premiums paid by Putnam Savings Bank on behalf of the named executive officer.

(3)             Mr. Halloran was appointed as an officer during the 2004 fiscal year.

Benefit Plans

Insurance Plan.   Putnam Savings Bank provides its full-time officers and employees with health and life insurance through Anthem Blue Cross & Blue Shield, Fort Dearborn Life Insurance Co., and GE Group Life Assurance Co.

Deferred Compensation Retirement Plan.   Putnam Savings Bank maintains a deferred compensation retirement plan for the benefit of directors and employees designated by the board to participate in the plan. The plan has been frozen as of July 1, 2004, and no further contributions have been made to the plan since that date. Prior to July 1, 2004, a participant was allowed to defer a portion of his annual compensation in the form of a percentage or dollar amount. The election, once made for a plan year, was irrevocable for that plan year. Deferrals under the plan are credited to an account for the participant. In its discretion, Putnam Savings Bank was entitled to make an employer contribution to the account of any participant for any plan year. As of each valuation date, the participants’ accounts have been credited with an investment return equal to the New York prime rate of interest, compounded monthly.

Participants are fully vested in their accounts at all times. The participant’s account will be distributed to the participant (or the participant’s beneficiary in the event of death) in periodic installments (at least annually) as elected by the participant or the participant’s beneficiary. In the event the annual installment exceeds $10,000, the maximum distribution period will be ten years. In the event the participant’s account is less than $10,000, distribution will be made in a lump sum. Distribution will be made within 60 days of a participant’s normal or late retirement. In the event of termination of employment due to disability, distribution will be made within 60 days following the close of the plan year in which termination of employment occurs. In the event a participant terminates employment for any reason other than normal retirement, disability or death, distribution will commence within the later of 60 days following the close of the plan year in which the participant terminates employment or 60 days after the participant’s election to commence payment is delivered to the plan administrator. In the event of a participant’s death prior to termination of employment or after termination of employment but prior to the commencement of distribution of his account balance, the undistributed balance will be distributed to the participant’s beneficiary in annual installments over three years unless the participant elects otherwise. If the participant dies after commencement of benefits, then distributions to the participant’s beneficiary will continue over the same period as such benefits were made to the participant.

In 2004, the deferred compensation retirement plan was amended to permit the directors to elect to invest their existing account balance in common stock of the Company. A rabbi trust was established and holds only the shares of Company common stock acquired by the plan.

Incentive Plan.   Putnam Savings Bank maintains an incentive compensation plan for the benefit of its employees. The operation of the plan is predicated on attaining and exceeding management performance goals. The board of directors will formulate a rate of distribution for awards, based upon Putnam Savings Bank’s performance, measured by the bank’s return on equity and efficiency ratio. To be eligible for an award, a participant must be employed by April 1 of the plan year and must remain employed through the date of disbursement. Under the plan, incentive bonuses of up to 25% of salary may be paid to Putnam Savings Bank’s President, up to 20% to other senior officers, and up to 10% to 15% to other officers and employees.

Stock Benefit Plans

Employee Stock Ownership Plan and Trust.   The Board of Directors of Putnam Savings Bank has adopted an employee stock ownership plan. Employees who are at least 21 years old with at least one year of employment with Putnam Savings Bank are eligible to participate, provided that employees who have satisfied these requirements as of the adoption of the plan will enter the plan retroactively on July 1, 2004. The employee stock ownership plan trust has borrowed funds from the Company and used those funds to purchase 257,062 shares of Company common stock. Collateral for the loan is the common stock purchased by the employee stock ownership plan. The loan will be repaid principally from Putnam Savings Bank discretionary contributions to the employee stock ownership plan over a period of up to 20 years. The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments. The interest rate for the loan is a floating rate equal to the prime rate. Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loan is repaid.

Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan will be allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. Benefits under the plan vest at the rate of 20% per year, starting upon completion of two years of credited service, and will be fully vested upon completion of six years of credited service. A participant’s interest in his account under the plan fully vests in the event of termination of service due to a participant’s early or normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits are payable in the form of common stock and/or cash. Putnam Savings Bank’s contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits. Therefore, benefits payable under the employee stock ownership plan cannot be estimated. Pursuant to SOP 93-6, the Company records compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account. In the event of a change in control, the employee stock ownership plan will terminate.

Stock Options.   Except for the Incentive Plan to be considered by stockholders at the Annual Meeting, the Company has not previously adopted an option plan for the award of options exercisable for shares of common stock of the Company, and no such options were outstanding at June 30, 2005 or exercised in the year ended June 30, 2005.

Transactions with Certain Related Persons

All transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of its common stock and affiliates thereof, are on terms no less favorable to the Company than could have been obtained by it in arm’s-length negotiations with unaffiliated persons. Such transactions must be approved by a majority of the independent directors of the Company not having any interest in the transaction.

Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to Putnam Savings Bank’s directors and officers are made in conformity with the Federal Reserve Act and applicable regulations.

PROPOSAL 2—APPROVAL OF 2005 PSB HOLDINGS, INC. STOCK-BASED INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the PSB Holdings, Inc. 2005 Stock-Based Incentive Plan (the “Incentive Plan”), to provide officers, employees and directors of the Company and Putnam Savings Bank with additional incentives to promote the growth and performance of the Company. The following is a summary of the material features of the Incentive Plan, which is qualified in its entirety by reference to the provisions of the Incentive Plan, attached hereto as Appendix B.

General

The Incentive Plan will remain in effect for a period of ten years following adoption by stockholders. The Incentive Plan authorizes the issuance of up to 476,298 shares of Company common stock pursuant to grants of incentive and non-statutory stock options, stock appreciation rights, reload options, and restricted stock awards, provided that no more than 136,085 shares may be issued as restricted stock awards, and no more than 340,213 shares may be issued pursuant to the exercise of stock options.

The Incentive Plan will be administered by a committee (the “Committee) appointed by the Chairman of the Board of Directors, which will include two or more disinterested directors of the Company who must be “non-employee directors,” as that term is defined for purposes of Rule 16b of the Securities Exchange Act of 1934. The Committee has full and exclusive power within the limitations set forth in the Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Incentive Plan’s purposes; and interpreting and otherwise construing the Incentive Plan. The Incentive Plan also permits the Board of Directors or the Committee to delegate to one or more officers of the Company the Committee’s power to (i) designate officers and employees who will receive awards, and (ii) determine the number of awards to be received by them.

Eligibility

Employees and outside directors of the Company or its subsidiaries are eligible to receive awards under the Incentive Plan.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Incentive Plan. Awards may be granted in a combination of incentive and non-statutory stock options, stock appreciation rights, reload options or restricted stock awards, as follows.

Stock Options.   A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the Incentive Plan means the final sales price of Company’s common stock as reported on the NASDAQ National Market on the date the option is granted, or if the Company’s common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Company’s common stock was traded, and without regard to after-hours trading activity. However, if the Company’s common stock is not reported on the NASDAQ stock market (or over the counter market), fair market value will mean the average sale price of all shares of Company common stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Company common stock sold during the 90-day period immediately preceding the date on which such stock option was granted. The Committee will determine the fair market value if it cannot be determined in the manner described above.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise (i) either in cash or with stock of the Company which was owned by the participant for at least six months prior to delivery, or (ii) by reduction in the number of shares deliverable pursuant to the stock option, or (iii) subject to a “cashless exercise” through a third party. Cash may be paid in lieu of any fractional shares under the Incentive Plan and generally no fewer than 100 shares may be purchased on exercise of an award unless the total number of shares available for purchase or exercise pursuant to an award is less than 100 shares. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

Stock Appreciation Rights.   Stock appreciation rights give the recipient the right to receive a payment in Company common stock of an amount equal to the excess of the fair market value of a specified number of shares of Company common stock on the date of the exercise of the stock appreciation rights over the fair market value of the common stock on the date of grant of the stock appreciation right, as set forth in the recipient’s award agreement. Stock appreciation rights will not be granted unless (i) the Company’s common stock is publicly traded, (ii) the stock appreciation right is settled solely in publicly traded Company common stock; and (iii) there is no further ability to defer the income received on the exercise of the stock appreciation right.

Reload Options.   Reload options entitle the holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder’s withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the shares on the date the original option is exercised. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised. Reload options issued on the exercise of incentive stock options may be incentive stock options or non-statutory stock options.

Stock Awards.   Stock awards under the Incentive Plan will be granted only in whole shares of common stock. Stock awards will be subject to conditions established by the Committee which are set forth in the award agreement. Any stock award granted under the Incentive Plan will be subject to vesting as determined by the Committee. Awards will be evidenced by agreements approved by the Committee, which set forth the terms and conditions of each award.

Generally, all awards, except non-statutory stock options, granted under the Incentive Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee’s sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Code and the Exchange Act. During the life of the participant, awards can only be exercised by him or her. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the Incentive Plan upon the participant’s death.

Change in Control.   Upon the occurrence of an event constituting a change in control of the Company as defined in the Incentive Plan, all stock options will become fully vested, and all stock awards then outstanding will vest free of restrictions.

Tax Consequences

The following are the material federal tax consequences generally arising with respect to awards granted under the Incentive Plan. The grant of an option will create no tax consequences for an optionee or the Company. The optionee will have no taxable income upon exercising an incentive stock option and the Company will receive no deduction when an incentive stock option is exercised. Upon exercising a non-statutory stock option, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock on the date of exercise, and the Company will be entitled to a deduction for the same amount. The tax treatment for an optionee on a disposition of shares acquired through the exercise of an option depends on how long the shares have been held and whether such shares were acquired by exercising an incentive stock option or a non-statutory stock option. Generally, there will be no tax consequences to the Company in connection with the disposition of shares acquired pursuant to an option, except that the Company may be entitled to a deduction if shares acquired pursuant to an incentive stock option are sold before the required holding periods have been satisfied.

With respect to other awards granted under the Incentive Plan that are settled either in cash or in stock, the participant must recognize ordinary income equal to the cash or the fair market value of shares or other property received and the Company will be entitled to a deduction for the same amount. With respect to awards that are settled in stock the participant must recognize ordinary income equal to the fair market value of the shares received at the time the shares became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction for the same amount.

There are seven outside directors of the Company and 96 employees eligible to participate in the Incentive Plan.

PROPOSAL 3—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Company has approved the engagement of Snyder & Haller, P.C. to be the Company’s independent registered public accounting firm for the 2006 fiscal year, subject to the ratification of the engagement by the Company’s stockholders. Stockholder ratification of the selection of Snyder & Haller, P.C. is required by the Company’s Bylaws.  At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Snyder & Haller, P.C. for the Company’s fiscal year ending June 30, 2006. A representative of Snyder & Haller, P.C. is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement, if deemed appropriate.

Audit Fees.   During the past two fiscal years the fees billed for professional services rendered by Snyder & Haller, P.C. (the “Independent Auditor”) for the audit of the Company’s annual financial statements and for the review of the consolidated financial statements, including the Company’s quarterly reports on Forms 10-QSB, were $59,000 for 2005 and $43,300 for 2004.

Audit-Related Fees.   During the past two fiscal years there were no fees billed for professional services by the Independent Auditor that are reasonably related to the performance of the audit.

Tax Fees.   During the past two fiscal years the fees billed for professional services by the Independent Auditor for tax services such as tax advice, tax planning, tax compliance and the review of tax returns were $5,300 for 2005 and $5,100 for 2004. All tax fees billed by the Independent Auditor during 2005 were pre-approved by the Audit Committee.

All Other Fees.   There were no fees billed to the Company by the Independent Auditor that are not described above during the past two fiscal years, except for $65,476 and $56,147 paid during 2005 and 2004, respectively, related to the Independent Auditor’s review of the prospectus or the Company’s minority stock offering and related securities registration statement, and related services.

The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its independent registered public accounting firm. The Audit Committee concluded that performing such services in fiscal 2005 did not affect the independent registered public accounting firm’s independence in performing its function as auditors of the Company’s financial statements.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

In order to ratify the selection of Snyder & Haller, P.C. as the independent registered public accounting firm for the 2006 fiscal year, the proposal must receive at least a majority of the votes cast “FOR” or “AGAINST,” either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote “FOR” the ratification of Snyder & Haller, P. C., as the Company’s independent registered public accounting firm for the 2006 fiscal year.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 40 Main Street, Putnam, Connecticut 06260, no later than May 24, 2006. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Exchange Act.

ADVANCE NOTICE OF BUSINESS TO BE BROUGHT BEFORE AN ANNUAL MEETING

The Bylaws of the Company provide an advance notice procedure for certain business or nominations to the Board of Directors to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than five days prior to the date of the annual meeting. No other proposal shall be acted upon at the annual meeting. A stockholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the Secretary at least five days prior to the annual meeting, the proposal will be laid over for action at an adjourned, special or annual meeting taking place 30 days or more thereafter.

The date on which the next Annual Meeting of Stockholders is expected to be held is October 20, 2006. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2006 Annual Meeting of Stockholders must be made in writing and delivered to the Secretary of the Company no later than October 15, 2006.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

The Company’s 2005 Annual Report to Stockholders has been mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2005, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO BARBARA L. McGARRY, CORPORATE SECRETARY, PSB HOLDINGS, INC., 40 MAIN STREET, PUTNAM, CONNECTICUT 06260, OR CALL AT (860) 928-6501.

BY ORDER OF THE BOARD OF DIRECTORS

Barbara L. McGarry
Corporate Secretary
Putnam, Connecticut
September 20, 2005

APPENDIX A

PSB HOLDINGS, INC.

Audit Committee Charter

I. Purpose

The Audit Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of PSB Holdings, Inc. (the “Company”). Its primary function is to assist the Board in monitoring:

•       the integrity of the Company’s financial statements;

•       the qualifications and independence of the Company’s independent auditor;

•       the performance of the Company’s internal audit function and independent auditor; and

•       the Company’s disclosure controls and system of internal controls over financial reporting.

The Committee should foster adherence to, and encourage continuous improvement of, the Company’s policies, procedures and practices. The Committee should also provide an open avenue of communication among financial and senior management, the internal audit function, the independent auditor and the Board.

The Committee has the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

The Committee will report regularly to the Board. The Committee shall review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

II. Composition and Meetings

The Committee shall be comprised of at least three members, as determined by the Board. Each Committee member shall be an independent director of the Board, as defined by all applicable rules and regulations, including the listing standards of Nasdaq, and free from any relationship (including disallowed compensatory arrangements) that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

All members of the Committee shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. The Board shall determine whether at least one member of the Committee qualifies as an “audit committee financial expert” in compliance with criteria established by the Nasdaq Stock Market, Inc. and other relevant regulations. The existence of such member, including his or her name and whether he or she is independent, shall be disclosed in periodic filings as may be required by the SEC.

The members of the Committee shall be elected by the Board and shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

The Committee shall meet at least quarterly or more frequently as circumstances dictate. Each regularly scheduled meeting shall conclude with an executive session of the Committee, absent members of management and on such terms and conditions as the Committee may choose. As part of its responsibility to foster open communication, the Committee will meet periodically with management, the internal auditor and the independent auditor in separate executive sessions to discuss any matters that the Committee or each of those parties believe should be discussed privately. The Committee will meet quarterly with the independent auditor and management to discuss the Company’s financial statements.

III. Duties and Responsibilities

The Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

•       Review and discuss with management and the independent auditor the Company’s annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-KSB.

•       Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of the Company’s Form 10-QSB, including the results of the independent auditor’s review of the quarterly financial statements.

•       Review and discuss with management and the independent auditor the certifications of the Company’s chief executive officer and chief financial officer about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls, as required by the Sarbanes-Oxley Act of 2002 (Sections 302 and 906), and the relevant reports rendered by the independent auditor.

•       Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

•       Review and discuss quarterly reports from the independent auditor on:

(a)           all critical accounting policies and practices used or to be used;

(b)          all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

(c)           other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

•       Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and ratings agencies. Such discussions may be on general terms (i.e., discussion of the types of information to be disclosed and the type of presentation to be made).

•       Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

•       Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

•       Review with management, corporate counsel and the independent auditor the status of legal matters, including the significance of such matters on the Company’s financial statements, and the adequacy of disclosures regarding such matters in the Company’s financial statements and SEC filings.

•       Review with management and the independent auditor and pre-approve all related-party transactions and determine that all required disclosures are included in the Company’s annual report and annual proxy statement.

•       Review with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, any difficulties encountered in the course of the audit, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

Independent Auditor

•       Appoint, compensate and oversee the work performed by the independent auditor for the purpose of preparing an audit report on the Company’s financial statements or related work. Review the performance of the independent auditor and remove the independent auditor if circumstances warrant. The independent auditor shall report directly to the Committee and the Committee shall oversee the resolution of disagreements between management and the independent auditor in the event they arise. Consider whether the auditor’s performance of permissible non-audit services is compatible with the auditor’s independence.

•       Review and evaluate the lead partner of the independent auditor team. Ensure the rotation of the lead audit partner and the audit partner responsible for reviewing the audit as required by law.

•       Obtain and review a report from the independent auditor at least annually regarding:

(a)           the internal quality control procedures of the independent auditor’s firm;

(b)          any material issues raised by the most recent internal quality control review, peer review or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

(c)           all relationships between the independent auditor and the Company.

•       Review and pre-approve both audit and non-audit services to be provided by the independent auditor (other than with respect to non-significant exceptions permitted by the Sarbanes-Oxley Act of 2002) in accordance with the Company’s pre-approval policy.

•       Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

•       Employees or former employees of the independent auditor who participated in any capacity in the audit of the Company will not be hired by the Company unless (a) it is determined that such a hiring would not violate any rules and regulations and (b) the hiring is pre-approved by the Board.

Internal Audit

•       Review and advise on the appointment and replacement of the senior internal audit executive, if any.

•       Review activities, organizational structure and qualifications of the internal audit function.

•       Review the significant reports to management prepared by the internal auditor and management’s responses.

•       Review the internal audit charter, if any, annually and recommend changes, if any.

•       Review periodically with the independent auditor the budget, staffing and responsibilities of the internal audit function.

•       Review periodically with the internal auditor any significant difficulties, disagreements with management or scope restrictions encountered in the course of the function’s work.

Other Responsibilities

•       Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any reports that raise material issues regarding the Company’s financial statements or accounting policies.

•       Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

IV. Limitation of Audit Committee’s Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

APPENDIX B

PSB HOLDINGS, INC.

2005 STOCK-BASED INCENTIVE PLAN

1.   PURPOSE OF PLAN.

The purposes of this 2005 Stock-Based Incentive Plan are to provide incentives and rewards to employees and directors who are largely responsible for the success and growth of PSB Holdings, Inc. and its Affiliates, and to assist all such entities in attracting and retaining experienced and qualified directors, executives and other key employees.

2.   DEFINITIONS.

          (a)  “Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

          (b)  “Award” means one or more of the following: Restricted Stock Awards, Stock Options and other types of Awards, as set forth in Section 6 of the Plan.

          (c)  “Award Agreement” means the agreement between the Company or an Affiliate and a Participant evidencing an Award under the Plan.

          (d)  “Bank” means Putnam Savings Bank, or a successor corporation

          (e)  “Board of Directors” means the board of directors of the Company.

           (f)  “Change in Control” means a change in control of a nature that:

(i)             would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); or

(ii)         results in a Change in Control of the Bank or the Company within the meaning of the Home Owners’ Loan Act, as amended (“HOLA”), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or

(iii)     without limitation such a Change in Control shall be deemed to have occurred at such time as: (a) any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company’s outstanding securities except for any securities purchased by the Bank’s employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which shares of the Company are exchanged for or converted into cash or property or securities not issued by the Company pursuant to such plan of reorganization or merger; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror. Notwithstanding anything in this subsection to the contrary, a Change in Control shall not be deemed to have occurred upon the conversion of the Company’s mutual holding company parent to stock form, or in connection with any reorganization used to effect such a conversion.

          (g)  “Code” means the Internal Revenue Code of 1986, as amended.

          (h)  “Committee” means the committee designated, pursuant to Section 3 of the Plan, to administer the Plan.

           (i)  “Common Stock” means the common stock of the Company, par value $0.10 per share.

           (j)  “Company” means PSB Holdings, Inc., the stock holding company of the Bank, and any entity that succeeds to the business of PSB Holdings, Inc.

          (k)  “Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which lasted or can be expected to last for a continuous period of not less than 12 months. An individual shall not be considered to be permanently and totally disabled unless he furnishes proof of the existence thereof in such form and manner, and at such times, as the Secretary of the Treasury may require, in accordance with Section 22(e)(3) of the Code.

           (l)  “Employee” means any person employed by the Company or an Affiliate. Directors who are also employed by the Company or an Affiliate shall be considered Employees under the Plan.

         (m)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          (n)  “Exercise Price” means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

          (o)  “Fair Market Value” means, when used in connection with the Common Stock on a certain date, the final sales price of the Common Stock as reported on the Nasdaq stock market (or over-the-counter market) on such date, or if the Common Stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Common Stock was traded, and without regard to after hours trading activity; provided, however, that if the Common Stock is not reported on the Nasdaq stock market (or over the counter market), Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

          (p)  “Incentive Stock Option” means a Stock Option granted under the Plan, that is intended to meet the requirements of Section 422 of the Code.

          (q)  “Non-Statutory Stock Option” means a Stock Option granted to an individual under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or an Option granted under the

Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

           (r)  “OTS” means the Office of Thrift Supervision.

           (s)  “Option” or “Stock Option” means an Incentive Stock Option or a Non-Statutory Stock Option, as applicable.

           (t)  “Outside Director” means a member of the Board(s) of Directors of the Company or an Affiliate who is not also an Employee.

          (u)  “Participant” means an Employee or Outside Director who is granted an Award pursuant to the terms of the Plan.

          (v)  “Plan” means this PSB Holdings, Inc. 2005 Stock-Based Incentive Plan.

         (w)  “Reload Option” means an option to acquire shares of Common Stock equivalent to the number of shares (i) used by a Participant to pay for an Option, or (ii) deducted from any distribution in order to satisfy income tax required to be withheld, based upon the terms set forth in Section 6.1(a)(v) of the Plan.

          (x)  “Restricted Stock” means shares of Common Stock that may be granted under the Plan that are subject to forfeiture until satisfaction of the conditions of their grant.

          (y)  “Restricted Stock Award” means an Award of shares of Restricted Stock granted to an individual pursuant to Section 6.1(b) of the Plan.

          (z)  “Retirement” means retirement from employment with the Company or an Affiliate on or after the Employee’s attainment of age 65; provided, however, that unless the Committee specifies otherwise, an Employee who is also a member of the Board of Directors, shall not be deemed to have retired until both service as an Employee and as a member of the Board of Directors has ceased. “Retirement” with respect to an Outside Director means termination of service on the board(s) of directors of the Company or any Affiliate in accordance with applicable Company policy following the provision of written notice to such board(s) of directors of the Outside Director’s intention to retire. Notwithstanding the foregoing, unless the Committee specifies otherwise, a director shall not be deemed to have retired if such director becomes a director emeritus following his termination of service as a director.

        (aa)  “Stock Appreciation Right” means the right, as defined in Section 6(b), that may be granted to a Participant in tandem with the grant of a Stock Option.

3.   ADMINISTRATION.

(a)  Committee.   The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Company, who shall be appointed by the Chairman of the Board of Directors. A member of the Board of Directors shall be deemed to be disinterested only if he or she satisfies: (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) of the Exchange Act; and (ii) if, considered appropriate by the Board of Directors in its sole discretion, such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors or the Committee may also delegate, to the extent permitted by applicable law and not inconsistent with Rule 16b-3, to one or more officers of the Company, its powers under this Plan to (a) designate the officers and employees of the Company who will receive Awards and (b) determine the number of Awards to be received by them, pursuant to a resolution that specifies the total number of rights or options that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such options or rights.

(b) Role of Committee.   Subject to paragraph (a) of this Section 3, the Committee shall:

(i)             select the individuals who are to receive grants of Awards under the Plan;

(ii)         determine the type, number, vesting requirements and other features and conditions of Awards made under the Plan;

(iii)     interpret the Plan and Award Agreements (as defined below); and

(iv)       make all other decisions related to the operation of the Plan.

(c)  Award Agreements.   Each Award granted under the Plan shall be evidenced by a written agreement (i.e., an “Award Agreement”). Each Award Agreement shall constitute a binding contract between the Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

(i)             the type of Award granted;

(ii)         the Exercise Price for any Option;

(iii)     the number of shares or rights subject to the Award;

(iv)       the expiration date of the Award;

(v)           the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and

(vi)       the restrictions, if any, placed on the Award, or upon shares which may be issued upon the exercise or vesting of the Award.

The Chairman of the Committee and such other directors and employees as shall be designated by the Committee are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards granted under the Plan.

4.   ELIGIBILITY.

Subject to the terms of the Plan, Employees and Outside Directors, as the Committee shall determine from time to time, shall be eligible to participate in the Plan.

5.   SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS.

(a)  Shares Available.   Subject to the provisions of Section 7, the capital stock that may be delivered under this Plan shall be shares of the Company’s Common Stock, which may be issued directly by the Company from authorized but unissued shares or treasury shares or shares purchased by the Plan in the open market.

(b) Share Limits.   Subject to adjustments, if any, provided in Section 9 (and except for shares awarded pursuant to the exercise of a Reload Option) the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan (the “Share Limit”) equals 476,298 shares. The following limits also apply with respect to Awards granted under this Plan:

(i)             Subject to adjustment pursuant to Section 9 hereof, the maximum number of shares of Common Stock that may be delivered pursuant to Stock Options granted under this Plan is 340,213 shares. The maximum aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 340,213. The maximum number of Stock Options that may be awarded to any Employee is 150,000 Stock Options. For these purposes, only the net number of shares issued pursuant to the exercise of a Stock Option are counted against the maximum number of shares.

(ii)         Subject to adjustment pursuant to Section 9 hereof, the maximum number of shares of Common Stock that may be delivered pursuant to Restricted Stock Awards granted under this Plan is 136,085 shares.

(c)  Reissue of Awards and Shares.   Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent Awards under this Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any shares exchanged by a Participant or withheld by the Company to satisfy the tax withholding obligations related to any Award under the Plan, shall be available for subsequent Awards under this Plan.

(d) Reservation of Shares; No Fractional Shares; Minimum Issue.   The Company shall at all times reserve a number of shares of Common Stock sufficient to cover the Company’s obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan. No fractional shares shall be delivered under this Plan. The Committee may pay cash in lieu of any fractional shares in settlements of Awards under this Plan. No fewer than 100 shares may be purchased on exercise of any Award unless the total number purchased or exercised is the total number at the time available for purchase or exercise under the Award.

6.   AWARDS.

The Committee shall determine the type or types of Award(s) to be made to each selected eligible individual. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company. The types of Awards that may be granted under this Plan are:

(a)  Stock Options.   The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Stock Options to Employees and Outside Directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

(i)             Exercise Price.   The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

(ii)         Terms of Options.   In no event may an individual exercise an Option, in whole or in part, more than ten (10) years from the date of grant.

(iii)     Non-Transferability.   Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit the transfer or assignment of a Non-Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 6(a), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

(1)          to a revocable inter vivos trust, as to which an individual is both settlor and trustee;

(2)          for no consideration to: (a) any member of the individual’s Immediate Family; (b) a trust solely for the benefit of members of the individual’s Immediate Family; (c) any partnership whose only partners are members of the individual’s Immediate Family; or

(d) any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual’s Immediate Family.

(3)          For purposes of this Section, “Immediate Family” includes, but is not necessarily limited to, a Participant’s parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

(iv)       Special Rules for Incentive Stock Options.   Notwithstanding the foregoing provisions, the following rules shall further apply to grants of Incentive Stock Options:

(1)          If an Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Company at the time the Committee grants the Incentive Stock Option (a “10% Owner”), the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

(2)          An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

(3)          To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year under the Plan or any other stock option plan of the Company, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, Incentive Stock Options in excess of the $100,000 limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

(4)          Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

(b) Stock Appreciation Rights.   A Stock Appreciation Right is the right to receive a payment in Common Stock equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the Stock Appreciation Right is exercised over the Fair Market Value of the Common Stock on the date of grant of the Stock Appreciation Right as set forth in the applicable award agreement. No Stock Appreciation Right shall be granted unless (i) the Common Stock is publicly traded, (ii) the Stock Appreciation Right is settled solely in publicly traded Common Stock of the Company and (iii) there is no opportunity to further defer the income received on the exercise of the Stock Appreciation Right.

(c)  Reload Options.   Simultaneously with the grant of any Option to a Participant, the Committee may grant the Participant the right to receive a Reload Option with respect to all or some of the shares covered by such Option. The right to receive a Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock; provided, however, that the right (if any) to receive a Reload Option upon the exercise of an Option shall expire upon the termination of employment or service. The Reload Option represents an additional Option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option or to replace Common Stock withheld by the Bank for payment of a Participant’s withholding tax under Section 10(e). A Reload Option is subject to all of the same terms and conditions as the original Option, including the remaining Option exercise term, except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised, (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised, and (iii) a Reload Option issued on the exercise of an Incentive Stock Option may be an Incentive Stock Option or a Non-statutory Stock Option, subject to the application of the limitation set forth in Code Section 422(d). Once a Reload Option is issued on the exercise of an Option, no further reload will be permitted on the exercise of such Reload Option.

(d) Restricted Stock Awards.   The Committee may make grants of Restricted Stock Awards, which shall consist of the grant of some number of shares of Common Stock to an individual upon such terms and conditions as it may determine, to the extent such terms and conditions are consistent with the following provisions:

(i)             Grants of Stock.   Restricted Stock Awards may only be granted in whole shares of Common Stock.

(ii)         Non-Transferability.   Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

(1)          The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any “swap” transaction is deemed to be a prohibited encumbrance.

(2)          Unless otherwise determined by the Committee, and except in the event of the Participant’s death or pursuant to a qualified domestic relations order, a Restricted Stock Award grant is not transferable and may be earned only by the individual to whom it is granted during his or her lifetime. Upon the death of a Participant, a Restricted Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

(3)          If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

(iii)     Issuance of Certificates.   The Company shall cause to be issued a stock certificate evidencing such shares, registered in the name of the Participant to whom the Restricted Stock Award was granted; provided, however, that the Company may not cause a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each stock certificate shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the PSB Holdings, Inc. 2005 Stock-Based Incentive Plan and the related Award Agreement entered into between the registered owner of such shares and PSB Holdings, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of PSB Holdings, Inc.”

This legend shall not be removed until the individual becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 6(d) shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

(iv)       Treatment of Dividends.   Participants are entitled to all dividends and other distributions declared and paid on all shares of Common Stock subject to a Restricted Stock Award, from and after the date such shares are awarded or from and after such later date as may be specified by the Committee in the Award Agreement, and the Participant shall not be required to return any such dividends or other distributions to the Company in the event of forfeiture of the Restricted Stock Award.

(v)           Voting of Restricted Stock Awards.   Participants who are granted Restricted Stock Awards may vote all unvested shares of Common Stock subject to their Restricted Stock Awards.

7.   PAYMENTS; CONSIDERATION FOR AWARDS.

(a)  Payments.   Payment for Awards may be made in the form of cash, Common Stock, or combinations thereof as the Committee shall determine, and with such restrictions as it may impose.

(b) Consideration for Awards.   The Exercise Price for any Award granted under this Plan or the Common Stock to be delivered pursuant to an Award, as applicable, may be paid by means of any lawful consideration as determined by the Committee, including, without limitation, one or a combination of the following methods:

(i)             cash, check payable to the order of the Company, or electronic funds transfer;

(ii)         the delivery of previously owned shares of Common Stock;

(iii)     reduction in the number of shares otherwise deliverable pursuant to the Award; or

(iv)       subject to such procedures as the Committee may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of Awards.

In no event shall any shares newly issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise an Award by delivering shares of Common Stock previously owned by such Participant and unless otherwise expressly provided by the Committee, any shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the Exercise Price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the Exercise Price and any related withholding obligations under Section 10(e), or until any other conditions applicable to exercise or purchase have been satisfied. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time eliminate or limit a Participant’s ability to pay the purchase or Exercise Price of any Award or shares by any method other than cash payment to the Company.

8.   EFFECT OF TERMINATION OF SERVICE ON AWARDS.

(a)  General.   The Committee shall establish the effect of a termination of employment or service on the continuation of rights and benefits available under an Award or this Plan and, in so doing, may make distinctions based upon, among other things, the cause of termination and type of Award. Unless the Committee shall specifically state otherwise at the time an Award is granted, all Awards to an Employee or Outside Director shall vest immediately upon such individual’s death, Disability or  Retirement.

(b) Events Not Deemed Terminations of Employment or Service.   Unless Company policy or the Committee provides otherwise, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Committee; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Employee on an approved leave of absence, continued vesting of the Award while on leave may be suspended until the Employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

(c)  Effect of Change of Affiliate Status.   For purposes of this Plan and any Award, if an entity ceases to be an Affiliate of the Company, a termination of employment or service shall be deemed to have occurred with respect to each individual who does not continue as an Employee or Outside Director with another entity within the Company after giving effect to the Affiliate’s change in status.

9.   ADJUSTMENTS; ACCELERATION UPON A CHANGE IN CONTROL.

(a)  Adjustments.   Upon, or in contemplation of, any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution with respect to the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction affecting the Common Stock; or a sale of all or substantially all the business or assets of the Company in its entirety; then the Committee shall, in such manner, to such extent (if any) and at such times as it deems appropriate and equitable under the circumstances:

(i)             proportionately adjust any or all of: (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific Share Limits, maximums and numbers of shares set forth elsewhere in this Plan); (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards; (3) the grant, purchase, or Exercise Price of any or all outstanding Awards; (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards; or (5) the performance standards applicable to any outstanding Awards; or

(ii)         make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

(b) Valuation Methodologies.   The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the Exercise Price or base price of the Award. With respect to any Award of an Incentive Stock Option, the Committee may not make an adjustment that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant.

(c)  Committee Action.   Upon any of the events set forth in Section 9(a), the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the Awards in the same manner as is or will be available to stockholders of the Company generally. In the case of any stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 9(a)(i) above shall nevertheless be made.

(d) Automatic Acceleration of Awards.   Upon a Change in Control of the Company, each Option then outstanding shall become fully vested and all Restricted Stock Awards then outstanding shall fully vest free of restrictions.

10.   MISCELLANEOUS PROVISIONS.

(a)  Compliance with Laws.   This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of securities law counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as may be deemed necessary or desirable to assure compliance with all applicable legal and accounting requirements.

(b) Claims.   No person shall have any claim or rights to an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights to the contrary (set forth in a document other than this Plan).

(c)  No Employment/Service Contract.   Nothing contained in this Plan (or in any other documents under this Plan or in any Award Agreement) shall confer upon any Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an Employee’s status as an employee-at-will, nor interfere in any way with the right of the Company to change a Participant’s compensation or other benefits, or terminate his or her employment or other service, with or without cause. Nothing in this Section 10(c), however, is intended to adversely affect any express independent right of such Participant under a separate employment or service contract other than an Award Agreement.

(d) Plan Not Funded.   Awards payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Company. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly provided otherwise) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, beneficiary or other person. To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

(e)  Tax Withholding.   Upon any exercise, vesting, or payment of any Award, or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right, at its option, to:

(i)             require the Participant (or the Participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award or payment; or

(ii)         deduct from any amount otherwise payable in cash to the Participant (or the Participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may, in its sole discretion (subject to Section 10(a)) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of shares to be delivered by the number of shares necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment, valued in a consistent manner at their Fair Market Value. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Company may, with the Committee’s approval, accept one or more promissory notes from any Participant in connection with taxes required to be withheld upon the exercise, vesting or payment of any Award under this Plan; provided, however, that any such note shall be subject to terms and conditions established by the Committee and the requirements of applicable law.

(f)  Effective Date, Termination and Suspension, Amendments.   This Plan is effective upon receipt of shareholder approval. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the effective date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

(i)             Termination; Amendment.   Subject to applicable laws and regulations, the Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part; provided, however, that no amendment may have the effect of repricing Options. No Awards may be granted during any period that the Board of Directors suspends this Plan.

(ii)         Stockholder Approval.   Any amendment to this Plan shall be subject to stockholder approval to the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board.

(iii)     Limitations on Amendments to Plan and Awards.   No amendment, suspension or termination of this Plan or change affecting any outstanding Award shall, without the written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 9 shall not be deemed to constitute changes or amendments for purposes of this Section 10(f).

(g)  Governing Law; Compliance with Regulations; Construction; Severability.

(i)             Governing Law.   This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of Connecticut, except to the extent that federal law shall apply.

(ii)         Federal Regulations.   This Plan is subject to the requirements of 12 C.F.R. Part 575. Notwithstanding any other provision in this Plan, no shares of Common Stock shall be issued with respect to any Award to the extent that such issuance would cause the Company’s mutual holding company to fail to qualify as a mutual holding company under applicable federal regulations.

(iii)     Severability.   If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(iv)       Plan Construction; Rule 16b-3.   It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

(h) Captions.   Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

(i)  Non-Exclusivity of Plan.   Nothing in this Plan shall limit or be deemed to limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

IN WITNESS WHEREOF, PSB Holdings, Inc. has caused the Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested as of the                  day of                 , 2005.

Date Approved by Stockholders:

Effective Date:

ATTEST:	PSB HOLDINGS, INC.

Secretary

REVOCABLE PROXY

PSB HOLDINGS, INC.

ANNUAL MEETING OF STOCKHOLDERS

October 21, 2005

The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the Laurel House, located at 8 Tracy Road, Dayville, Connecticut on October 21, 2005, at 11:00 a.m., Connecticut time.  The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

VOTE
		FOR	WITHHELD
(except as marked to the contrary below)
1.	The election as directors of all nominees listed below, each to serve for a three-year term	☐	☐

Robert G. Cocks, Jr.
Maurice P. Beaulac
Mary E. Patenaude

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

		FOR	AGAINST	ABSTAIN
2.	The approval of 2005 PSB Holdings, Inc. Stock-Based Incentive Plan.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	The ratification of Snyder & Haller, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2006.	☐	☐	☐

The Board of Directors recommends a vote “FOR” Proposal 1, Proposal 2 and Proposal 3.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3.  IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.  This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated September 20, 2005, and audited financial statements.

Dated:	☐ Check Box if You Plan
to Attend Annual Meeting

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete and date this proxy and return it promptly

in the enclosed postage-prepaid envelope.